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                               Cash Transactions

                             CABCO Series 2002-1 Trust (AOL Time Warner Inc.)


November 1, 2002             Receipt of interest on                $2,170,972.22
                             AOL Time Warner Inc.
                             7.700%  Debentures due 2032


November 1, 2002             Funds disbursed to
                             Holders of CABCO Series               $2,170,972.22
                             2002-1 Trust (AOL Time
                             Warner Inc.) Trust
                             Certificates